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National Security Life and Annuity Company

National Security Variable Account N

Supplement dated July 10, 2023

to the Prospectuses dated May 1, 2019

The following supplements and amends the prospectuses dated May 1, 2019, as may be previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus.

NOTICE OF FUND SUBSTITUTION

In accordance with applicable law, on or about August 25, 2023 (the “Substitution Date”), National Security Life and Annuity Company (“National Security”) and National Security Variable Account N (“VAN”) intend to substitute the following “Existing Portfolios” in which investment divisions (“subaccounts”) of VAN currently invest with the corresponding “Replacement Portfolios” (the “Substitution”), as set forth in the table below:

Existing Portfolio (Share Class)	Replacement Portfolio
PSF PGIM Jennison Focused Blend Portfolio (Class II)	ON Fidelity Institutional AM® Equity Growth Portfolio[1]
PSF PGIM Jennison Growth Portfolio (Class II)	ON BlackRock Advantage Large Cap Growth Portfolio
LVIP JPMorgan Mid Cap Value Fund (Standard Class)	ON S&P MidCap 400® Index Portfolio
Western Asset Core Plus VIT Portfolio (Class II)	ON Federated Core Plus Bond Portfolio
Invesco V.I. Balanced-Risk Allocation Fund (Series II)	ON Risk Managed Balanced Portfolio
Goldman Sachs Large Cap Value Fund (Institutional Shares and Service Shares)	ON S&P 500® Index Portfolio
Morgan Stanley VIF U.S. Real Estate Portfolio (Class II)	Fidelity® VIP Real Estate Portfolio (Service Class 2)

The Existing Portfolios and Replacement Portfolios are currently available as investment options under the contract. Certain Existing Portfolios and certain Replacement Portfolios are also available investment options with certain optional benefit riders available with the contract. Please refer to your prospectus or contact our customer service for a list of the Funds available to you.

The Existing Portfolios will continue to be included as investment options until the Substitution Date. On the Substitution Date, all accumulation units corresponding to the shares of each Existing Portfolio will be replaced with accumulation units corresponding to the shares of the applicable Replacement Portfolio.

Your rights and National Security’s obligations under your contract will not be altered in any way by the Substitution. Your Contract Value immediately prior to the Substitution will equal your Contract Value immediately after the Substitution. The Substitution will be effected at the relative net asset values of the Existing Portfolios’ and the Replacement Portfolios’ shares. The fees and charges under your contract will not increase as a result of the Substitution, and the Substitution will be performed at no cost to you. There will be no tax consequences for you as a result of the Substitution.

1 Effective on or about July 28, 2023, the ON Janus Henderson Forty Portfolio is expected to be renamed the ON Fidelity Institutional AM® Equity Growth Portfolio.

Important Information Regarding Your Transfer Rights

For Contracts with any type of GLWB, GMIB Plus with Annual Reset (2009), or GPP (2012)

From the date of this supplement until the Substitution Date, you may transfer, free of charge, your Contract Value allocated to a subaccount that invests in an Existing Portfolio to any other investment option available with your rider and in accordance with the investment restrictions of your rider. For 30 days following the Substitution Date, you may transfer, free of charge, your Contract Value allocated to a subaccount that invests in a Replacement Portfolio to any other investment option available with your rider and in accordance with the investment restrictions of your rider. Any such transfers will not count as a transfer for purposes of any limitation on the number of transfers permitted under your contract. Please note, however, that the investment restrictions applicable to your rider will continue to apply during the time periods referenced above. From the date of this supplement until the Substitution Date, and for 30 days after the Substitution Date, except with respect to any market timing/short-term trading limitations or limitations imposed by your rider as set forth in your prospectus, we will not exercise any rights reserved by us under the contracts to impose additional restrictions on transfers between subaccounts. On the Substitution Date, the Replacement Portfolios will replace the Existing Portfolios in your rider’s investment restrictions, as applicable. (Following the Substitution, each Replacement Portfolio will remain in the investment restriction category that it was in prior to the Substitution regardless of the category of the corresponding Existing Portfolio.) Any Contract Value remaining in a subaccount that invests in an Existing Portfolio on the Substitution Date will be automatically reallocated to the subaccount that invests in the corresponding Replacement Portfolio.

For all other Contracts

From the date of this supplement until the Substitution Date, you may transfer your Contract Value allocated to a subaccount that invests in an Existing Portfolio to any other investment option available under your contract free of charge. For 30 days following the Substitution Date, you may transfer your Contract Value allocated to a subaccount that invests in a Replacement Portfolio to any other investment option available under your contract free of charge. Any such transfers will not count as a transfer for purposes of any limitation on the number of transfers permitted under your contract. From the date of this supplement until the Substitution Date, and for 30 days after the Substitution Date, except with respect to any market timing/short-term trading limitations as set forth in your prospectus, we will not exercise any rights reserved by us under the contracts to impose additional restrictions on transfers between subaccounts. On the Substitution Date, any Contract Value remaining in a subaccount that invests in an Existing Portfolio will be automatically reallocated to the subaccount that invests in the corresponding Replacement Portfolio.

Other Information Related to the Substitution

Any future allocation, dollar cost averaging, rebalancing or fund specific systematic withdrawal instructions on your contract that are impacted by the Substitution will be updated automatically to include the applicable Replacement Portfolio.

If your Contract Value is automatically transferred on the Substitution Date, you will receive a confirmation showing the transfer of your Contract Value from each subaccount that invests in an Existing Portfolio to the subaccount that invests in the corresponding Replacement Portfolio. Due to the difference in unit values, the number of units you receive in the subaccount investing in the Replacement Portfolio will be different from the number of units you held in the subaccount investing in the corresponding Existing Portfolio.

A summary prospectus, statutory prospectus and other information for each Replacement Portfolio is available online at nslac.com/variableproducts. The investment objectives, principal investment strategies, principal risks, and fees and expenses of the Replacement Portfolios are described in the summary prospectuses. Read the prospectuses carefully before making any investment decision with respect to your Contract Value that is allocated to an Existing Portfolio.

You may change investment allocations or request a copy of any Replacement Portfolio’s summary or statutory prospectus at any time by contacting customer service at 877.446.6020.